ASSETS AND LIABILITIES HELD FOR SALE AND DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2021
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
Disposition of Sadiola	Disposition of Sadiola
On December 30, 2020, the Company together with its joint venture partner AngloGold Ashanti Limited (“AGA”) completed the sale of their collective interest in Sadiola. Upon closing, the Company and AGA received $50.0 million ($25.0 million each). In addition, on January 4, 2021, the Company and AGA received additional consideration of $3.6 million ($1.8 million each).
Following closing, the Company and AGA remain entitled to the following deferred consideration:
•$25.0 million ($12.5 million each) upon the production of the first 250,000 ounces from the Sadiola Sulphides Project (“SSP”) (“milestone payment”);
•$25.0 million ($12.5 million each) upon the production of a further 250,000 ounces from the SSP (“milestone payment”); and
•$2.5 million ($1.25 million each) in the event a favourable settlement is achieved by Sadiola in ongoing litigation pending before the Malian courts (“litigation settlement”).
Upon disposal, the Company recognized a gain of $4.1 million, net of transaction costs as calculated below, which has been included in net earnings from discontinued operations in the consolidated statements of earnings (loss).

Year Ended December 31, 2020
Cash consideration upon closing	$25.0
Additional consideration	1.8
Deferred consideration - milestone payments[1]	14.3
Deferred consideration - litigation settlement	1.2
$42.3
1.Fair value ascribed to the contingent milestone payments. The significant estimates and assumptions used in determining the fair value of the contingent payments were the production profile and discount rate (level 3 of the fair value hierarchy).

Year Ended December 31, 2020
Consideration	$42.3
Investment in Sadiola, net of dividend received	(37.4)
Gain on disposal	4.9
Transaction costs	(0.8)
$4.1